EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

                                  EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use, in this Post Effective Amendment No. 3 to Form S-1 Registration Statement (No. 333-164968) of Red Mountain Resources, Inc. (fka Teaching Time, Inc.), of our report dated April 27, 2011 relating to the financial statements of Red Mountain Resources, Inc., and the reference to our firm under the caption "Experts" in the Prospectus.

May 4, 2011

/s/ L J Soldinger Associates, LLC
---------------------------------
L J Soldinger Associates, LLC
Deer Park, Illinois